ANNUAL REVIEW 2023

While the last year posed its challenges, it did not distract us from growing the business. We remain steadfast in our commitment to serving our shareholders, customers and communities and empowering our employees. David S. DeMarco President and CEO The information in this document may contain statements based on management’s beliefs, assumptions, expectations, estimates and projections about the future. Such "forward-looking statements," as defined in Section 21E of the Securities Exchange Act of 1934, as amended, involve a degree of uncertainty and attendant risk. Actual outcomes and results may differ, explicitly or by implication. We are not obliged to revise or update these statements to reflect unanticipated events. This document should be read in conjunction with Arrow’s Annual Report on Form 10-K for the year ended December 31, 2023 and other filings with the Securities and Exchange Commission.

2 | ARROW FINANCIAL CORPORATION • 2023 ANNUAL REVIEW Arrow Stakeholders: As we reflect on the past year, I am pleased to share our accomplishments and milestones. While the last year posed its challenges, it did not distract us from growing the business. We remain steadfast in our commitment to serving our shareholders, customers and communities and empowering our employees. One of the highlights of 2023 was our robust loan growth. This growth was coupled with record-high loan balances, a testament to our ability to meet the diverse financial needs of our customers while maintaining strong credit, capital and liquidity positions. We issued a cash dividend to our shareholders for the 43rd consecutive quarter, expanded our existing stock repurchase program by $5 million, reinstated our dividend reinvestment program and issued an annual stock dividend for the 15th consecutive year. Both Glens Falls National Bank and Trust Company and Saratoga National Bank and Trust Company maintained their Bauer Financial 5-Star "Exceptional Performance" ratings for the 16th and 14th consecutive years, respectively. Furthermore, we completed a multi-year renovation project on our downtown Glens Falls headquarters, providing a modern and welcoming space for both employees and customers alike. The Main Office branch of Glens Falls National Bank also reopened right in the center of downtown Glens Falls, serving as a centerpiece of what community banking means to us—accessible, long-lasting and friendly. This investment in our infrastructure underscores our dedication to providing the best possible customer experience and reinforces our commitment to the community. You can read more about the headquarters renovation on page 4. In line with our commitment to innovation, we continued to advance our technology, enhancing our capabilities and delivering a superior customer experience. Additionally, we invested in our people through expanded learning and development programs designed to support our culture of collaboration and continuous improvement. At the heart of everything we do is our mission to strengthen financial lives and make a positive impact in the communities we serve. As noted at the end of this review, we continued to demonstrate an impressive commitment to our communities by donating $781,000 and more than 11,000 volunteer hours in 2023. We are incredibly proud of the dollars we donate, the thousands of hours our team gives back and the impact we make on our communities by doing so. Finally, I would like to take this opportunity to recognize our exceptional team for their hard work and dedication throughout the year. Our success is directly tied to their unwavering commitment to our values and vision. As we look ahead, we remain focused on building upon our achievements and continuing to deliver value to our shareholders, customers and communities. Thank you for your commitment to the Arrow Family of Companies. For those of you who are shareholders, thank you for your investment in Arrow Financial Corporation. Your support is appreciated as we continue to work to maintain your trust in us and create increased value for your investment. David S. DeMarco President and CEO

3 | ARROW FINANCIAL CORPORATION • 2023 ANNUAL REVIEW Our team continued to advance our strategic goals while serving the needs of our customers, communities and shareholders. Find more details below, followed by our financial highlights. SOLID RESULTS In 2023, Arrow Financial Corporation saw robust loan growth and retail deposit balances of $3.5 billion, slightly ahead of year-end 2022. Arrow finished the year with solid earnings, again thanks to the hard work and dedication of our exceptional team. In a challenging rate environment, we looked to draw in new customers with competitive rates on deposit products while continuing to deepen existing customer relationships. We maintained asset quality with total assets reaching $4.17 billion at year-end. Throughout the year, we focused on enhancing customer relationships, expanding our presence in newer markets and maintaining asset quality and other performance metrics. 2023 IN REVIEW

4 | ARROW FINANCIAL CORPORATION • 2023 ANNUAL REVIEW HEADQUARTERS RENOVATION After a multi-year investment, we reopened our completely renovated corporate headquarters in downtown Glens Falls and welcomed back our team and our customers. These renovations and updates, which include our Main Office branch and lending areas, provide our team with an efficient and flexible workspace, an enhanced experience for our customers and will help reduce our environmental impact. Project updates included: • A fully renovated lobby and lending center for the main branch of Glens Falls National Bank • The replacement of aging infrastructure and equipment including a full overhaul of electrical and HVAC, a rooftop green space, solar panels, energy-saving lighting and water-conserving plumbing • Flexible and functional workspaces for our teams • Increased physical security • Energy-saving interior and exterior improvements The completion of our corporate headquarters renovation project is more than just a revitalization of our bank and offices—it's an investment in the future of our customers, our employees and our communities. See images on page 6. ADVANCING TECHNOLOGY As a company, we are continually making enhancements to our customer-facing platforms. Upgrades focused on improving the user experience with efficient tools and mobile capabilities. In addition, we continue to introduce easy- to-use fraud prevention digital services for businesses to monitor and approve activity on their accounts. As always, our goal is to improve operational efficiency and internal reporting to make data-driven decisions. SAFER BANKING, TOGETHER Fraud attempts are widespread, targeting both individuals and businesses. We are dedicated to educating and empowering our customers to prevent, detect and report fraud on their accounts. We also urge our customers and communities to be cautious with their financial and personal information. Behind the scenes, we work to maintain robust and ever-evolving fraud prevention measures to protect customer data. SOCIALLY CONSCIOUS PERFORMANCE At Arrow, we are committed to operating in a socially conscious manner that demonstrates positive environmental, social and governance contributions. Below are some examples of our commitment to conserving natural resources, supporting our employees, customers and communities, demonstrating that we value differences, particularly in the areas of diversity, equity, inclusion and belonging (“DEIB”) and adhering to strong corporate governance. • Digital banking options and paperless statements are provided and encouraged • Facility renovations, including our corporate headquarters, incorporate energy-saving features • Emissions reduction through remote work and video conferencing

5 | ARROW FINANCIAL CORPORATION • 2023 ANNUAL REVIEW • Long-standing dedication to diversity on Arrow’s Board of Directors, exceeding Nasdaq requirements • Professional development, wellness and mental health employee services are available to our team • Annual engagements with a third party to assess diversity within our employee base and support for the setting and tracking of goals to encourage the advancement of minorities, women, veterans and persons with disabilities • Incorporation of inclusion and belonging into our HR policies, practices and programs • Products to facilitate first-time home ownership • Bank On certification for Smart Steps checking to serve the underbanked • Annually, time, dollars and expertise are donated to community organizations with an emphasis on affordable homeownership, economic empowerment, health and human services and social progress (find more about our 2023 support on page 12) • Comprehensive governance program, as described in further detail in our annual Proxy Statement • Expanding our philanthropic support of environmental sustainability in our community, including organizations that impact soil, water and land conservation, sustainable farming, mountain and lake protection and stewardship, and parks and recreation • Developed sustainability investment models for our socially conscious clients • Strong cybersecurity protections and training Find additional details in our shareholder communications and filings with the Securities and Exchange Commission. GREAT TEAM, GREAT RESULTS What we achieve, we achieve together. It is through our team’s hard work and dedication that we continue to deliver on our mission of strengthening financial lives. Beyond our mission, we have a company culture of continuous improvement. That means we are constantly growing, learning and evolving. We have internal programs in place to support our emerging talent and our seasoned managers. As our business environment changes more rapidly, we want to meet the evolving needs of our customers, and that starts with a culture of learning and collaboration. Together, the Arrow Team will continue to deliver the results that our customers, communities and shareholders expect. IN MEMORY OF THOMAS L. HOY Finally, we would like to acknowledge and remember Tom Hoy, former President and CEO, and Chairman of Arrow Financial Corporation. In his nearly five-decade career with the Arrow Family of Companies, Tom’s dedica- tion was unwavering. He held various roles before becoming company President and CEO from 1997 until his retirement in 2012. He remained Chair of the Board until early 2023, when he stepped back due to health reasons. During his time as CEO, Tom expanded our company’s footprint and set forth a strategic vision that we still follow today. As Chair, his steadiness and integrity helped us navigate significant growth and continuous improvement. We are grateful to have known Tom, and his professional legacy lives on in the company culture he helped shape.

6 | ARROW FINANCIAL CORPORATION • 2023 ANNUAL REVIEW This is more than just a revitalization of our bank and offices—it’s an investment in the future of our customers, our employees and our communities. Here's a look at our revitalized corporate headquarters and Main Office branch at 250 Glen Street in downtown Glens Falls.

7 | ARROW FINANCIAL CORPORATION • 2023 ANNUAL REVIEW 2023 Financial Highlights Arrow finished the year with robust loan growth, posting record high loan balances while maintaining strong credit, capital and liquidity positions. Net Income: $30.08 million Total Loans: $3.18 billion, up 7.7% Total Retail Deposits: $3.51 billion, up 0.4% Total Assets: $4.17 billion, up 5.0% Total Shareholders' Equity: $379.77 million, up 7.4% Return on Average Equity: 8.29% Return on Average Assets: 0.74% Stock Dividend: 3% distributed in September 2023 Current Quarterly $0.27 Cash Dividend: Book Value Per Share: $22.42 Diluted Earnings per Share: $1.77

Performance Comparisons



$2.23
$2.41
$2.92
$2.86
$1.77
2019
2020
2021
2022
2023
DILUTED EARNINGS PER SHARE

For the 12 Months Ended December 31*



$3,184
$3,689
$4,028
$3,970
$4,170
2019
2020
2021
2022
2023
ASSETS

As of December 31
($ in Millions)



$0.90
$0.93
$0.96
$1.03
$1.06
2019
2020
2021
2022
2023
CASH DIVIDENDS PAID PER SHARE

For the 12 Months Ended December 31*



$2,616
$3,235
$3,550
$3,498
$3,688**
2019
2020
2021
2022
2023
DEPOSITS

As of December 31
($ in Millions)



$17.87
$19.72
$21.81
$20.74
$22.42
2019
2020
2021
2022
2023
BOOK VALUE PER SHARE

As of December 31*



$302
$334
$371
$354
$380
2019
2020
2021
2022
2023
SHAREHOLDERS' EQUITY

As of December 31
($ in Millions)

*Per Share Amounts have been restated for stock dividends distributed.
**Includes retail and wholesale deposits.

8 | ARROW FINANCIAL CORPORATION · 2023 ANNUAL REVIEW

9 | ARROW FINANCIAL CORPORATION • 2023 ANNUAL REVIEW Source: Prepared by Zacks Investment Research, Inc. Used with permission. All rights reserved. Copyright 1980–2024. Total Return Performance 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Arrow Financial Corporation 100.00 106.74 126.21 115.69 130.80 147.59 161.74 169.10 267.96 238.23 238.10 298.56 251.91 314.82 322.12 287.41 NASDAQ Banks Index 100.00 80.80 90.06 84.18 99.10 140.40 146.94 160.97 223.37 229.11 194.97 240.40 212.62 288.09 267.94 262.39 Russell 2000 Index 100.00 127.17 161.32 154.57 179.84 249.66 261.87 250.32 303.66 348.15 309.82 388.90 466.53 535.66 426.19 498.34 Zacks $1B-$5B Bank Assets Index 100.00 83.14 91.29 86.56 101.88 128.00 140.15 152.44 212.71 234.10 214.34 251.50 203.63 279.96 272.42 270.26 0.00 20.00 40.00 60.00 80.00 100.00 120.00 140.00 160.00 180.00 200.00 2018 2019 2020 2021 2022 2023 Comparison of 5 Year Cumulative Total Return Assumes Initial Investment of $100 December 2023 Arrow Financial Corporation ABA NASDAQ Community BankTR Russell 2000 Index Zacks $1B-$5B Bank Assets Index 0.00 50.00 100.00 150.00 200.00 250.00 300.00 350.00 400.00 450.00 500.00 550.00 600.00 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 Comparison of 15 Year Cumulative Total Return Assumes Initial Investment of $100 December 2023 Arrow Financial Corporation ABA NASDAQ Community BankTR Russell 2000 Index Zacks $1B-$5B Bank Assets Index 2018 2019 2020 2021 2022 2023 Arrow Financial Corporation 100.00 125.39 105.80 132.22 135.28 120.71 NASDAQ Banks Index 100.00 123.30 109.05 147.76 137.43 134.58 Russell 2000 Index 100.00 125.52 150.58 172.90 137.56 160.85 Zacks $1B-$5B Bank Assets Index 100.00 117.34 95.01 130.61 127.10 126.09 Comparison of Five-Year Cumulative Total Return • Assumes Initial Investment of $100 Comparison of 15-Year Cumulative Total Return • Assumes Initial Investment of $100 December 2023 December 2023

Consolidated Statements of Income (Unaudited)

(In thousands, except Per Share Amounts)	2019	2020	2021	2022	2023
				Years Ended December 31	
Interest and Dividend Income	$109,759	$111,896	$115,550	$129,651	$162,564
Interest Expense	21,710	12,694	5,195	11,308	57,732
Net Interest Income	88,049	99,202	110,355	118,343	104,832
Provision for Credit Losses	2,079	9,319	272	4,798	3,381
Net Interest Income after Provision for Credit Losses	85,970	89,883	110,083	113,545	101,451
Total Noninterest Income	28,555	32,658	32,369	30,898	29,117
Total Noninterest Expense	67,450	70,678	78,048	81,530	93,048
Income Before Taxes	47,075	51,863	64,404	62,913	37,520
Provision for Income Taxes	9,600	11,036	14,547	14,114	7,445
Net Income	$37,475	$40,827	$49,857	$48,799	$30,075
Share and Per Share Data					
Diluted Average Shares Outstanding	16,864	16,915	17,052	17,059	17,037
Diluted Earnings Per Share	$2.23	$2.41	$2.92	$2.86	$1.77
Cash Dividends Per Share	$.90	$.93	$.96	$1.03	$1.06
Book Value Per Share	$17.87	$19.72	$21.81	$20.74	$22.42
Tangible Book Value Per Share*	$16.48	$18.32	$20.41	$19.37	$21.06
Key Earnings Ratios					
Return on Average Assets	1.24%	1.17%	1.28%	1.21%	0.74%
Return on Average Equity	13.17%	12.77%	14.09%	13.55%	8.29%
Return on Tangible Equity*	14.36%	13.78%	15.11%	14.50%	8.86%
Net Interest Margin	3.05%	2.99%	2.97%	3.03%	2.65%
Capital Ratios					
Tier 1 Leverage Ratio	9.98%	9.07%	9.20%	9.80%	9.84%
Total Risk-Based Capital Ratio	14.78%	15.48%	15.69%	15.11%	14.74%
Asset Quality Ratios					
Nonperforming Assets to Period-End Assets	0.18%	0.18%	0.29%	0.32%	0.51%
Allowance for Credit Losses to Period-End Loans	0.89%	1.13%	1.02%	1.00%	0.97%

**Further discussion and reconciliation of non-GAAP financial measures can be found in our earnings press release and Form 8-K furnished February 1, 2024.*

10 | ARROW FINANCIAL CORPORATION · 2023 ANNUAL REVIEW

Consolidated Balance Sheets (Unaudited)

(In thousands)	As of December 31 2019	2020	2021	2022	2023
Assets					
Cash and Due from Banks	$47,035	$42,116	$26,978	$31,886	$36,755
Interest-Bearing Deposits at Banks	23,186	338,875	430,718	32,774	105,781
Investment Securities	614,779	590,677	763,009	757,097	636,138
Loans	2,386,120	2,595,030	2,667,941	2,983,207	3,212,908
Allowance for Credit Losses	(21,187)	(29,232)	(27,281)	(29,952)	(31,265)
Net Loans	2,364,933	2,565,798	2,640,660	2,953,255	3,181,643
Premises and Equipment, Net	40,629	42,612	46,217	56,491	59,642
Goodwill and Intangible Assets, Net	23,534	23,823	23,791	23,373	22,983
Other Assets	70,179	84,735	96,579	114,633	126,926
Total Assets	$3,184,275	$3,688,636	$4,027,952	$3,969,509	$4,169,868
Liabilities and Shareholders' Equity					
Noninterest-Bearing Deposits	$484,944	$701,341	$810,274	$836,871	$758,425
Interest-Bearing Checking and Savings Deposits	1,735,789	2,255,792	2,525,678	2,452,058	2,266,065
Time Deposits	395,321	277,593	214,545	209,435	663,076
Total Deposits	2,616,054	3,234,726	3,550,497	3,498,364	3,687,566
Borrowings	211,099	62,486	45,000	54,800	26,500
Other Long-Term Debt	20,000	20,000	20,000	20,000	20,000
Other Liabilities	35,394	37,032	41,269	42,807	56,030
Total Liabilities	2,882,547	3,354,244	3,656,766	3,615,971	3,790,096
Total Shareholders' Equity	301,728	334,392	371,186	353,538	379,772
Total Liabilities and Shareholders' Equity	$3,184,275	$3,688,636	$4,027,952	$3,969,509	$4,169,868

11 | ARROW FINANCIAL CORPORATION · 2023 ANNUAL REVIEW

12 | ARROW FINANCIAL CORPORATION • 2023 ANNUAL REVIEW Community Contributions OUR 2023 GIVING IN ACTION $781,000 11,193 HOURS LOGGED DONATED TO OUR COMMUNITIES INCLUDING $103,076 from employee contributions 252 EMPLOYEE VOLUNTEERS UP 21% 561 UP 19% UP 19% NON-PROFITS SUPPORTED across our 8 county footprint Nearly $3 million donated in the last five years. FROM 2022 FROM 2022 FROM 2022

13 | ARROW FINANCIAL CORPORATION • 2023 ANNUAL REVIEW Beyond our mission, we have a company culture of continuous improvement. That means we are constantly growing, learning and evolving.

Our Leadership

Executive Team



David S. DeMarco
President and CEO



Penko Ivanov
Senior Executive Vice President, Chief Financial Officer, Treasurer and Chief Accounting Officer



Michael Jacobs
Executive Vice President and Chief Information Officer



David D. Kaiser
Senior Executive Vice President and Chief Credit Officer



Brooke M. Pancoe
Executive Vice President and Chief Human Resources Officer



Andrew J. Wise
Senior Executive Vice President and Chief Risk Officer



Marc J. Yrsha
Senior Executive Vice President and Chief Banking Officer

Board of Directors



William L. Owens, Esq. (Chairman)
Partner
Stafford, Owens, Piller, Murnane, Kelleher and Trombley, PLLC



Mark L. Behan
Founder and President
Behan Communications, Inc.



Tenée R. Casaccio, AIA
President
JMZ Architects and Planners, PC



Gregory J. Champion
Executive Vice President - Legal
Syncromune, Inc.



Gary C. Dake
President
Stewart's Shops Corp.



David S. DeMarco
President and CEO



David G. Kruczlnicki
Retired President and CEO
Glens Falls Hospital



Elizabeth A. Miller
President and CEO
Miller Mechanical Services, Inc.



Raymond F. O'Conor
Chairman and Retired President and CEO
Saratoga National Bank



Colin L. Read, PhD
Professor of Economics/Finance
SUNY Plattsburgh

Directors Emeriti

Herbert O. Carpenter
John J. Carusone, Jr.
Michael B. Clarke
Mary-Elizabeth T. FitzGerald
Herbert A. Heineman, Jr.
Elizabeth O'Connor Little
Michael F. Massiano *(Chairman Emeritus)*
David L. Moynehan
John J. Murphy
Doris E. Ornstein
Richard J. Reisman, DMD

In Memoriam

Thomas L. Hoy *(Chairman Emeritus)*

14 | ARROW FINANCIAL CORPORATION • 2023 ANNUAL REVIEW

Glens Falls National Bank and Trust Company is a community bank headquartered in Glens Falls, New York, that serves Warren, Washington, Essex, Clinton and northern Saratoga counties in Upstate New York. It operates 26 banking offices and provides a wide range of financial products and services to individuals and businesses, including banking, investments and insurance.  Saratoga National Bank and Trust Company is a community bank headquartered in Saratoga Springs, New York. It serves Saratoga, Albany, Rensselaer and Schenectady counties through 11 banking offices and provides a wide range of financial products to individuals and businesses, including banking, investments and insurance. Other Arrow Financial Corporation subsidiaries include: Upstate Agency, LLC, an insurance agency that specializes in personal and business insurance, as well as group health and employee benefits. North Country Investment Advisers, Inc., an investment advisory firm that provides portfolio management of proprietary accounts for our banks. Arrow Financial Corporation is the parent company of Glens Falls National Bank and Trust Company and Saratoga National Bank and Trust Company. Other subsidiaries include Upstate Agency, LLC and North Country Investment Advisers, Inc. Our Family of Companies 15 | ARROW FINANCIAL CORPORATION • 2023 ANNUAL REVIEW

Our Footprint


Clinton
Smithfield Blvd.
Durkee St.
U.S. Ave.
Elizabethtown
Port Henry
Essex
Ticonderoga Drive-In
Ticonderoga
Schroon Lake
Chestertown
Warren
Washington
Warrensburg
Lake George
Fort Ann
Bay Rd.
Granville
Queensbury
Lake Luzerne
Kingsbury
Broad St.
Main Office
Exit 18
Fort Edward
Corinth
South Glens Falls
Argyle
Salem
Wilton Square
Route 9
Schuylerville
Greenwich
West Ave.
Saratoga Springs
Cambridge
Saratoga
Schenectady
Clifton Park
Schenectady
Rensselaer
Rotterdam
Latham
Troy
Colonie
Albany

Arrow Financial Corporation is a multi-bank holding company headquartered in Glens Falls, New York, providing banking, insurance and wealth management services from 37 branches and nine insurance offices in eight counties from Plattsburgh to Albany.

With a footprint of more than 160 miles along the eastern border of New York State, our companies reach a broad customer base including rural, urban and suburban areas from the Canadian border to the Hudson Valley. As of the 2020 Census, this service area includes a population of over 1.1 million individuals, families and businesses.

Our Arrow Team of more than 530 staff members strives to deliver an exceptional customer experience across all lines of business. They make our achievements and financial results possible!

- ● Glens Falls National Bank and Trust Company
- ○ Saratoga National Bank and Trust Company
- ● Upstate Agency, LLC

16 | ARROW FINANCIAL CORPORATION • 2023 ANNUAL REVIEW

17 | ARROW FINANCIAL CORPORATION • 2023 ANNUAL REVIEW 250 Glen Street, PO Box 307, Glens Falls, NY 12801 (518) 415-4307 | arrowfinancial.com